UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 25, 2011

GLOBAL EAGLE ACQUISITION CORP.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or other jurisdiction of incorporation)	001-35176 (Commission File Number)	27-4757800 (I.R.S. Employer Identification Number)

10900 Wilshire Blvd., Suite 1500 Los Angeles, California (Address of principal executive offices)	90024 (Zip code)

(310) 209-7280
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

 Item 8.01.      Other Events.

On May 25, 2011, Global Eagle Acquisition Corp. (the “Company”) issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K, announcing that, commencing May 27, 2011, holders of the securities comprising each unit sold in the Company’s initial public offering of 18,992,500 units completed on May 18, 2011 (the “IPO”) may elect to separately trade the common stock and warrants included in the units. Those units not separated will continue to trade on the Nasdaq Capital Market under the symbol “EAGLU” and each of the common stock and warrants are expected to separately trade on the Nasdaq Capital Market under the symbols “EAGL” and “EAGLW”, respectively.

Item 9.01.      Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
Number	Exhibit
99.1	Press release of Global Eagle Acquisition Corp. dated May 25, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: May 25, 2011

Global Eagle Acquisition Corp.

By:	/s/ James A. Graf
James A. Graf
Vice President, Chief Financial Officer, Treasurer and Secretary

EXHIBIT INDEX

Exhibit
Number	Exhibit
99.1	Press release of Global Eagle Acquisition Corp. dated May 25, 2011.